UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2017

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
1-3375	South Carolina Electric & Gas Company (a South Carolina corporation)	57-0248695
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 40.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately furnished by SCANA Corporation and South Carolina Electric & Gas Company. Information contained herein relating to any individual registrant is furnished by such registrant on its own behalf. South Carolina Electric & Gas Company makes no representation as to information relating to SCANA Corporation or its subsidiaries (other than South Carolina Electric & Gas Company and its consolidated affiliates).

Item 7.01    REGULATION FD DISCLOSURE.

On July 31, 2017, SCANA Corporation issued the press release attached hereto as Exhibit 99.1.

In addition to the other information disclosed therein, the press release discloses the following non-GAAP measures: (1) guidance for 2017 GAAP-adjusted weather-normalized earnings per share, (2) average annual growth rate target for GAAP-adjusted weather normalized earnings per share and (3) 2016 GAAP-adjusted weather normalized earnings per share. Each of these non-GAAP measures excludes the effects of abnormal weather in the electric business.

The Company's management believes that these non-GAAP earnings and earnings growth measures provide a meaningful representation of the Company's fundamental earnings power and can aid in performing period-over-period financial analysis and comparison with peer group data. In management's opinion, these non-GAAP measures serve as useful indicators of the financial results of the Company's primary businesses and as a basis for management's provision of earnings guidance and growth projections. In addition, management uses these non-GAAP measures in part in making budgetary and operational decisions including determining eligibility for certain incentive compensation payments. These non-GAAP measures are not intended to replace the GAAP measures of earnings per share or average annual earnings per share growth rate, but are offered as supplements to those GAAP measures.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit 99.1    Press release dated July 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries or consolidated affiliates thereof.

SCANA Corporation
South Carolina Electric & Gas Company
(Registrants)

Date: July 31, 2017	By:	/s/James E. Swan, IV
James E. Swan, IV
Vice President and Controller

EXHIBIT INDEX

Number
99.1         Press Release dated July 31, 2017